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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 28, 2004


            CWABS, INC., (as depositor under the Sale and Servicing
       Agreement, dated as of March 31, 2004, relating to the Revolving
                     Home Equity Loan Asset Backed Notes,
                                Series 2004-C.

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

        Delaware                      333-109272                 95-4596514
        --------                      ----------                 ----------
        (State or Other          (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)



        4500 Park Granada
        Calabasas, California                             91302
        ---------------------                            -------
        (Address of Principal Executive Officers)       (Zip Code)



        Registrant's telephone number, including area code (818) 225-3000
                                                           --------------

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Item 5. Other Events.
----    ------------

Filing of Certain Materials
---------------------------

      Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its, Revolving Home Equity Loan Asset Backed Notes, Series 2004-C (the "Notes").

      The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, that are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and to their being named as "Experts" in the Supplement to the Prospectus Supplement relating to the Notes, is attached hereto in the case of KPMG LLP as Exhibit 23.1 and in the case of Ernst & Young LLP as Exhibit 23.2.

      The financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

      In addition, the unaudited financial statements of FGIC as of March 31, 2004 and 2003 and for three-month periods then ended are attached hereto as
Exhibit 99.2.




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        Item 7.  Financial Statements, Pro Forma Financial

     Information and Exhibits.
     ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

            23.1        Consent of KPMG LLP

            23.2        Consent of Ernst & Young LLP

            99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003

            99.2 In addition, the unaudited financial statements of FGIC as of March 31, 2004 and 2003 and for three-month periods then ended are attached hereto as Exhibit 99.2.



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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWABS, INC.



                                   By:   /s/ Celia Coulter
                                         -------------------------------
                                         Name:  Celia Coulter
                                         Title: Vice President



Dated:  June 30, 2004



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Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

23.1  Consent of KPMG LLP

23.2  Consent of Ernst & Young LLP

99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003

99.2 In addition, the unaudited financial statements of FGIC as of March 31, 2004 and 2003 and for three-month periods then ended are attached hereto as Exhibit 99.2.